UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2015

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

333-85496	EXELON GENERATION COMPANY, LLC (a Pennsylvania limited liability company) 300 Exelon Way Kennett Square, Pennsylvania 19348-2473 (610) 7650-5959	23-3064219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On September 9, 2015, Exelon Corporation (Exelon) learned the results of the PJM transition capacity auction for the 2017-2018 planning year. All of Exelon Generation Company, LLC’s nuclear plants in the PJM market cleared the auction. Exelon will defer any decisions about the future operations of its Quad Cities and Byron nuclear plants for one year. As a result, Exelon plans to continue operating its Quad Cities nuclear power plant through at least May 2018. The Byron plant is already obligated to operate through May 2019.

The table set forth below lists Exelon’s cleared nuclear and fossil capacity and base cleared volumes for the 2016-2017 and 2017-2018 transition auctions and the 2018-2019 base auction by zone and auction.

Cleared Volumes (MWs)*	16/17 Transition Auction		17/18 Transition Auction		18/19 Base Auction
	CP	Price	CP	Price	CP	Price	Base	Price
ComEd
Fossil/Other	—	$134.00	—	$151.50	—	$215.00	25	$200.21
Nuclear	9,950	$134.00	9,975	$151.50	8,625	$215.00	—	$200.21

Total	9,950	$134.00	9,975	$151.50	8,625	$215.00	25	$200.21

EMAAC
Fossil/Other	25	$134.00	850	$151.50	2,075	$225.42	1,050	$210.63
Nuclear	3,950	$134.00	4,950	$151.50	4,325	$225.42	—	$210.63

Total	3,975	$134.00	5,800	$151.50	6,400	$225.42	1,050	$210.63

SWMAAC
Fossil/Other	—	$134.00	—	$151.50	—	$164.77	—	$149.98
Nuclear	425	$134.00	825	$151.50	850	$164.77	—	$149.98

Total	425	$134.00	825	$151.50	850	$164.77	—	$149.98

BGE
Fossil/Other	75	$134.00	150	$151.50	300	$164.77	425	$149.98
Nuclear	—	$134.00	—	$151.50	—	$164.77	—	$149.98

Total	75	$134.00	150	$151.50	300	$164.77	425	$149.98

Rest of MAAC/RTO
Fossil/Other	—	$134.00	—	$151.50	265	$164.77	50	$149.98
Nuclear	775	$134.00	800	$151.50	—	$164.77	—	$149.98

Total	775	$134.00	800	$151.50	265	$164.77	50	$149.98

GRAND TOTAL
Fossil/Other	100		1,000		2,640		1,550
Nuclear	15,100		16,550		13,800		—

Total	15,200		17,550		16,440		1,550

*	Volumes at ownership. Rounded.

A copy of the press release concerning the 2017-2018 transition capacity auction results and the future operations of the Quad Cities and Byron nuclear plants is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release

* * * * *

Cautionary Statements Regarding Forward-Looking Information

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon and Generation include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2014 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s Second Quarter 2015 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 19; and (3) other factors discussed in filings with the SEC by Exelon and Generation. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon and Generation do not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

EXELON GENERATION COMPANY, LLC

/s/ Bryan P. Wright
Bryan P. Wright
Senior Vice President and Chief Financial Officer
Exelon Generation Company, LLC

September 10, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release